UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2017, Global Eagle Entertainment Inc. (“Global Eagle,” “we” or the “Company”) entered into a First Amendment and Limited Waiver to Credit Agreement dated May 4, 2017 (the “First Amendment”), among the Company, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as administrative agent, relating to the Credit Agreement dated as of January 6, 2017 (the “Credit Agreement”), among the Company, the guarantors party thereto from time to time, the lenders party thereto from time to time (each, a “Lender” and collectively, the “Lenders”), and Citibank, N.A., as Administrative Agent, L/C issuer and swing line lender. Pursuant to the First Amendment, the Lenders waived Defaults and Events of Default (each as defined in the Credit Agreement) in connection with the delivery of the Company’s 2016 Form 10-K, Q1 2017 Form 10-Q and 2017 budget, so long as the Company provided on or prior to June 30, 2017 an earnings release for the fiscal quarter ended December 31, 2016 (the “Earnings Release”).

The Company is in discussions with the Lenders to further amend the Credit Agreement to eliminate the condition to the waivers in the First Amendment that the Company issue the Earnings Release on or prior to June 30, 2017 and to extend the deadlines in the First Amendment to file its 2016 Form 10-K and Q1 2017 Form 10-Q (the “Potential Amendment”). In furtherance of those discussions, the Company agreed with its Lenders to file this Current Report on Form 8-K to disclose the business operations information contained herein.

The Company expects to file the 2016 Form 10-K in the third quarter of 2017. The Company continues to make progress and commit significant time and resources to becoming current on its SEC filings, and is working diligently in that regard with its outside auditors.

The Potential Amendment is subject to continuing discussions with the Lenders and the execution of definitive binding documentation, and the Company may not be successful in finalizing such binding documentation. The Company intends to provide a further update with respect to the status of the Potential Amendment on or before June 30, 2017.

Selected Financial Information

•	As of June 26, 2017, the Company’s consolidated cash balance was approximately $77 million. The Company continues to expect its cash position at December 31, 2017 to be at least $50 million. This end-of-2017 cash forecast takes into account increased interest payments, mandatory principal pay-downs and amendment fees of approximately $14 million in connection with the First Amendment.

•	The Company does not expect at this time to draw further on its revolving facility under the Credit Agreement (which has approximately $35 million in remaining commitments available as of the date of this Current Report), and therefore expects to have over $85 million in liquidity (i.e., cash combined with available revolver capacity) at December 31, 2017.

•	The following are key uses of cash throughout 2017:

-	One-time fees and payments (e.g., extraordinary professional services fees and payments associated with the First Amendment and 2016 audit process) of approximately $35-40 million

-	Capital expenditures, excluding extraordinary capital-expenditure items (see following bullet), of approximately $40-45 million

-	Extraordinary capital expenditures of approximately $37 million related to the Company’s SES transponder purchase

-	Mandatory principal pay-downs under the Credit Agreement of approximately $10 million

•	The Company expects to generate cash from operations in 2017 of approximately $10-15 million (after taking into account interest payments in 2017 in connection with the Credit Agreement).

•	The Company expects its full-year 2016 revenue to be at the lower end of its prior guidance range of $530-538 million.

•	The Company continues to expect its fourth quarter 2016 Adjusted EBITDA(+,*) to be between $13-18 million.

•	Based on management’s current internal forecast for 2017, the Company continues to believe that it is not at risk of violating the consolidated first-lien net leverage ratio contained in its Credit Agreement.

+ With respect to the fourth quarter 2016 Adjusted EBITDA guidance in this Current Report on Form 8-K, a quantitative reconciliation to its most directly comparable GAAP financial measure is not available without unreasonable efforts due to significant current uncertainty with respect to the Company’s income tax, purchase-accounting and goodwill impairment analyses (and any related adjustments) in the fourth quarter of 2016 that are excluded from Adjusted EBITDA. We believe that these items may have a significant impact on our final GAAP financial results for this period. See also “About Non-GAAP Financial Measures” below.

Our estimated fourth-quarter 2016 Adjusted EBITDA and full-year 2016 revenue guidance above is preliminary and unaudited. The guidance is subject to the completion and finalization of fourth-quarter and year-end financial and accounting procedures, and reflects management’s estimates based solely upon information available to management as of the date of this Current Report on Form 8-K. Further, our estimated fourth quarter Adjusted EBITDA guidance above should not be viewed as a substitute for fourth quarter and full year financial statements prepared in accordance with generally accepted accounting principles in the United States of America.

Business Unit Update

Connectivity

•	We expect to have installed our connectivity systems on 66 additional aircraft in the first half of 2017, for a total of 864 installed aircraft with connectivity as of June 30, 2017. We expect approximately the same number of installs in the second half of 2017.

•	We received two new orders under the Boeing linefit program for installation on aircraft for LOT Polish Airlines and Mauritania Airlines.

•	We extended a satellite connectivity contract with a large international airline customer for seven years. The Company will also increase the number of installed planes with this customer.

•	We launched WiFi services on five new cruise vessels and live television on four new vessels.

•	We signed a multi-year renewal with one of the Company’s largest cruise customers.

•	We signed 11 new “Super Yacht” contracts and renewed contracts with nearly 30 other customers.

Media & Content

•	We launched a new innovative entertainment app for Qatar Airways called Oryx One.

•	We entered into a new services agreement with REI, the largest integrator of video and audio electronics for motor coaches in North America, to help us provide our content to this mobility platform.

•	Our customer renewal rate remains consistent with prior years at approximately 95%, and we continue to win new business with several small airlines.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

*	About Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity.

Adjusted EBITDA is one of the primary measures used by our management and board of directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the compensation committee of our board of directors to establish the funding targets for our annual bonus pool for our employees and executives. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements.

We define Adjusted EBITDA as net income (loss) before income tax expense (benefit), interest income (expense), change in fair value of financial instruments, other (income) expense, depreciation and amortization, (including depreciation and amortization expense relating to equity method investments), as further adjusted to eliminate the impact of, when applicable, stock-based compensation, acquisition, integration and transaction costs, and restructuring charges. Other income (expense), acquisition, integration and transaction costs and restructuring charges include such items, when applicable, as (a) income (loss) from investments, foreign currency exchange gains (losses), loss on disposal of fixed assets and other income (expenses), (b) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (c) legal, accounting and other professional fees directly attributable to acquisition activity, (d) employee severance and retention payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (e) legal settlements (and related professional fees) or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, and (f) restructuring expenses and employee termination benefits. Management does not consider these costs to be indicative of our core operating results.

Cautionary Note Concerning Forward-Looking Statements

We make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to our expected financial performance (including liquidity and cash positions), our capital expenditures in 2017, the timing of filing our 2016 Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, our expected number of connectivity aircraft installations during 2017, and our expectations with regard to our Credit-Agreement financial-covenant compliance. These forward-looking statements are based on information available to us as of the date of this Current Report on Form 8-K and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. We may learn new information during the completion and finalization of our fourth-quarter and year-end 2016 financial and accounting procedures that may alter our final financial-performance results for 2016 versus the preliminary guidance included in this Current Report on Form 8-K and/or may require that we restate our financial statements for one or more prior fiscal periods. In addition, actual results may vary materially from those expressed or implied by the forward looking statements herein due to a variety of other factors, including: our ability to remediate material weaknesses in our internal control over financial reporting and to complete such remediation in a timely manner; our ability to maintain effective internal control over financial reporting; our ability to integrate businesses or technologies we acquire and realize run-rate synergies from those acquisitions; our dependence on our existing relationship and agreement with Southwest Airlines; increased demand by customers for greater bandwidth, speed and performance and increased competition from new technologies and market entrants; customer attrition due to direct arrangements between satellite providers and customers; pricing pressure in our Content segment and a reduction in the use of intermediary content service providers; a reduction or elimination of the time between our receipt of content and it being made available to the rental or home viewing market; a reduction in the volume or quality of content produced by studios, distributors or other content providers; increased on-board use of personal electronic devices and content accessed and downloaded prior to travel, or regulators’ prohibitions on any such devices onboard aircraft in some jurisdictions; our ability to compete as a content provider against “over the top” download services and other companies that offer in-flight entertainment systems; the costs to defend and/or settle current and potential future civil intellectual property lawsuits and related claims for indemnification as well as pending securities class action claims; limitations on the cash flow available to make investments due to our substantial indebtedness and our ability to generate sufficient cash flow to make payments thereon or maintain liquidity; our ability to remain in compliance with the operational and financial covenants in our credit agreement; our ability to repay the principal amount of our convertible notes at maturity, raise the funds necessary to settle conversions of our convertible notes or repurchase our convertible notes upon a fundamental change or on specified repurchase dates or due to future indebtedness; our ability to retain key members of senior management; and other risks and uncertainties set forth in this Current Report on Form 8-K and in our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

The forward-looking statements herein speak only as of the date the statements are made (which is June 28, 2017). You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: June 28, 2017